SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

December 30, 2003
(Date of earliest event reported)

ACE CASH EXPRESS, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20774 (Commission file number)	75-2142963 (I.R.S. employer identification no.)

1231 Greenway Drive, Suite 600
Irving, Texas 75038
(Address of principal executive offices)

(972) 550-5000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former Name or Former Address,
if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1 Cash Services Agreement
EX-10.2 First Amendment dated as of Dec. 22, 2003

Item 5. Other Events

The Registrant (“ACE”) is placing approximately 220 of its self-service check-cashing machines (“SSMs”) in certain retail offices of H&R Block Tax Services, Inc. (“H&R Block”) during the 2004 tax season. In accordance with an existing multi-year license agreement between ACE and H&R Block, the SSMs will be available to cash only tax refund checks and tax refund anticipation loan checks of H&R Block customers.

For the 2004 tax season, ACE is obtaining a maximum of $330 million of cash or currency for the SSMs placed in the H&R Block retail offices through two arrangements. One of the arrangements, originally entered into on January 7, 2003 and amended on December 22, 2003, is with Ace Funding LLC, a wholly owned subsidiary of ACE, as borrower (“Ace Funding”), DZ Bank AG Deutsche Zentral-Genossenschaftsbank Frankfurt am Main, a German bank, as arranger and liquidity agent (“DZ Bank”), and Autobahn Funding Company LLC, as lender (“Autobahn Funding”). The other arrangement, which was entered into on December 30, 2003, is with Texas Capital Bank, National Association, a national bank that is a subsidiary of Texas Capital Bancshares, Inc. (“Texas Capital Bank”).

In accordance with the First Amendment to the existing Loan and Servicing Agreement among ACE, Ace Funding, DZ Bank, and Autobahn Funding, the maximum $190 million revolving line-of-credit facility is being made available to Ace Funding to provide the cash or currency to certain of the SSMs in H&R Block retail offices during the 2004 tax season. In this amendment, the parties also provided for certain possible differences in operational procedures or matters from those followed during the 2003 tax season.

ACE’s Cash Services Agreement with Texas Capital Bank dated as of December 30, 2003, for the 2004 tax season, is substantially similar to the one entered into by ACE and Texas Capital Bank for the 2003 tax season, except for an increase in the maximum amount of cash or currency available for the SSMs in H&R Block retail offices.

Under the current Cash Services Agreement, ACE will have available up to $140 million in cash or currency for certain of the SSMs in H&R Block retail offices. For the use of Texas Capital Bank’s cash, as well as corresponding transportation and custodial services provided by the bank, ACE agreed to pay fees to the bank that vary depending on the volume of checks cashed in the SSMs and ACE’s use of corresponding services. The cash in the SSMs, as well as the cashed checks deposited in the SSMs in exchange for that cash, are assets of Texas Capital Bank, not of ACE. Under the Cash Services Agreement, the availability to ACE of the cash or currency will be subject to any need of the bank for that property for its own business or purposes. ACE agreed to maintain, during the term of this agreement (i.e., the 2004 tax season), a deposit account at Texas Capital Bank of at least $1 million, pledged as assurance of ACE’s performance of its obligations under the Cash Services Agreement. ACE will be entitled to all of the check-cashing fees earned from the SSMs subject to this arrangement upon the expiration of this agreement, subject to and after the payment to the bank of all amounts to which it is entitled. This agreement expires on March 31, 2004, but may be terminated by either party earlier upon the other party’s uncured material breach or upon other specified events, including the bank’s convenience.

Forward-looking Statements

This Report contains, and from time to time ACE or certain of its representatives may make, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are generally identified by the use of words such as “anticipate,” “expect,” “estimate,” “believe,” “intend,” “plan,” “should,” “would,” and terms with similar meanings.

Although ACE believes that the current views and expectations reflected in these forward-looking statements are reasonable, those views and expectations, and the related statements, are inherently subject to risks, uncertainties, and other factors, many of which are not under ACE’s control and may not even be predictable. Those risks, uncertainties, and other factors could cause the actual results to differ materially from these in the forward-looking statements. Those risks, uncertainties, and factors include, but are not limited to, many of the matters described in this Report and in ACE’s Annual Report on Form 10-K for its fiscal year ended June 30, 2003, and its other public filings:

•	ACE’s relationships with Travelers Express Company, Inc. and its affiliates, with ACE’s bank lenders, with American Capital Strategies, Ltd., and with H&R Block;

•	ACE’s relationship with third-party providers of products and services offered by ACE or property used in ACE’s operations;

•	federal and state governmental regulation of check-cashing, short-term consumer lending, and related financial services businesses;

•	the results of litigation regarding short-term consumer lending activities, including the possibility that the court’s approval of the Purdie settlement, if appealed, will be reversed or that the Purdie settlement will not otherwise be implemented;

•	theft and employee errors;

•	the availability of adequate financing, suitable locations, acquisition opportunities, and experienced management employees to implement ACE’s growth strategy;

•	increases in interest rates, which would increase ACE’s borrowing costs;

•	the fragmentation of the check-cashing industry and competition from various other sources, such as banks, savings and loans, short-term consumer lenders, and other similar financial services entities, as well as retail businesses that offer products and services offered by ACE;

•	the terms and performance of third-party products and services offered at ACE locations; and

•	customer demand and response to products and services offered at ACE locations.

ACE expressly disclaims any obligation to update or revise any of these forward-looking statements, whether because of future events, new information, a change in ACE’s views or expectations, or otherwise. ACE makes no prediction or statement about the performance of ACE’s Common Stock.

Item 7. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are filed herewith in accordance with the provisions of Item 601 of Regulation S-K:

10.1	Cash Services Agreement dated as of December 30, 2003, by and between ACE and Texas Capital Bank, National Association, together with the material Exhibits and Annexes thereto. (Application for confidential treatment for a portion of this document has been submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.)

10.2	First Amendment dated as of December 22, 2003, among Ace Funding LLC, ACE, Autobahn Funding Company LLC, DZ Bank AG Deutsche Zentral-Genossenschaftsbank Frankfurt am Main, and U.S. Bank National Association, together with the Schedules thereto.

[Signature Page Follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE CASH EXPRESS, INC.

Dated: January 13, 2004	By:	/s/ WALTER E. EVANS

Walter E. Evans
Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Cash Services Agreement dated as of December 30, 2003, by and between the Registrant and Texas Capital Bank, National Association, together with the material Exhibits and Annexes thereto. (Application for confidential treatment for a portion of this document has been submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.)

10.2	First Amendment dated as of December 22, 2003, among Ace Funding LLC, the Registrant, Autobahn Funding Company LLC, DZ Bank AG Deutsche Zentral-Genossenschaftsbank Frankfurt am Main, and U.S. Bank National Association, together with the Schedules thereto.